                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                                     STEPSTONE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                            same
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         N/A
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     2)  Aggregate number of securities to which transaction applies:

         N/A
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

         N/A
         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         N/A
         -----------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     3)  Filing Party:

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     4)  Date Filed:

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

                                 BALANCED FUND
                             BLUE CHIP GROWTH FUND
                         CALIFORNIA TAX-FREE BOND FUND
                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                          CONVERTIBLE SECURITIES FUND
                              EMERGING GROWTH FUND
                           GOVERNMENT SECURITIES FUND
                               GROWTH EQUITY FUND
                          INTERMEDIATE-TERM BOND FUND
                           INTERNATIONAL EQUITY FUND
                        LIMITED MATURITY GOVERNMENT FUND
                               MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                              VALUE MOMENTUM FUND


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                       IMPORTANT  SHAREHOLDER  INFORMATION
------------------------------------------------------------------------------

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. EACH PROXY CARD MAY BE COMPLETED BY CHECKING A SINGLE BOX AND VOTING FOR OR AGAINST ALL OF THE PROPOSALS RELATING TO YOUR FUND, OR YOU MAY VOTE ON EACH PROPOSAL SEPARATELY. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES. YOU WILL RECEIVE ONE PROXY CARD FOR EACH FUND IN WHICH YOU OWN SHARES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT YOUR FUND WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR FUND MONEY.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE.  THANK YOU.

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                                STEPSTONE FUNDS

                                STEPSTONE FUNDS



                                                                    January 1996

Dear Stepstone Funds Shareholder:

I am writing to let you know that a special meeting of the Stepstone Funds shareholders will be held on March 7, 1996 to vote on several important proposals that affect The Stepstone Funds(R). As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use to vote by mail.

Please take a few minutes to read the enclosed materials and cast your vote on the proxy ballot(s) enclosed. It is extremely important to vote promptly.
Your vote is important no matter how many shares you own. If we do not receive enough votes, we must resolicit shareholders at an additional cost. We encourage you to support the Trustees recommendations.

The Union Bank has announced effective April 1, 1996 that The Bank of California, N.A., BanCal Tri-State Corporation and Union Bank will combine. As a result of the combination, Union Bank will be renamed Union Bank of California, N.A. In addition, on the same date, The Bank of Tokyo Ltd., Union Bank's corporate parent, is merging with Mitsubishi Bank Limited. Since Union Capital Advisors, a division of Union Bank, serves as the investment adviser to the Stepstone Funds, the combination of the banks requires approval of a new investment advisory agreement between the Stepstone Funds and the Union Bank of California. Similarly, the combination of the Bank of Tokyo and Mitsubishi Bank requires that Shareholders of certain The Stepstone Funds approve new sub-advisory agreements with BOT Asset Management (U.K.) Limited and Bank of Tokyo Trust Company, each of which are affiliates of the Bank of Tokyo. The terms of the new agreements will be substantially the same as the present investment advisory agreement with Union Bank and sub-advisory agreements with Bank of Tokyo Trust Company and BOT Asset Management (U.K.) Limited. This special meeting of shareholders is being called to obtain your approval of these new investment advisory and sub-advisory agreements in order to avoid any interruption in the investment advisory services provided to the Stepstone Funds.

IMPORTANT FACTORS REGARDING THE NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS INCLUDE:

- The Stepstone Funds' Board of Trustees has unanimously approved the new advisory and sub-advisory agreements;

- There will be no change in the Stepstone Funds' investment objectives or investment policies or in the responsibilities of the investment adviser and sub-advisers;

- There will be no change in the fees payable to the adviser or sub-advisers as a result of the approval of the new investment advisory and sub-advisory agreements;

- No significant changes in the personnel of the investment adviser or sub-advisers who manage the funds are currently planned.

THE FOLLOWING IS A BRIEF SUMMARY OF THE PROPOSALS THAT ARE INCLUDED IN THIS
PROXY:

PROPOSAL 1:    AGREEMENT WITH THE INVESTMENT ADVISER

1. To approve the Selection of Union Bank of California ("UBOC") as investment adviser to each Fund, and to approve a new investment advisory agreement between the Stepstone Funds and UBOC.

PROPOSALS 2 AND 3:  AGREEMENTS WITH THE SUB-ADVISERS

2. To approve the selection of The Bank of Tokyo Trust Company ("BOTT") or its successor as the sub-adviser to the Blue Chip Growth, Emerging Growth, Government Securities and Convertible Securities Funds, and to approve a new sub-advisory agreement between BOTT (or its successor) and UBOC relating to the Funds.

3. To approve the selection of BOT Asset Management (U.K.), Limited ("BTAM") or its successor as the sub-adviser to the International Equity Fund, and to approve the sub-advisory agreement between BTAM (or its successor) and UBOC relating to the Fund.

Your vote is important to us. Please mark, sign and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. Please call 1-800-___-____ if you have any questions about the proposals. Thank you for taking the time to consider these important proposals and for your investment in the Stepstone Funds.

                                        Sincerely,



                                        ---------------
                                        [Title]

                                                                PRELIMINARY COPY

                                STEPSTONE FUNDS
                                2 OLIVER STREET
                                BOSTON, MA 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 7, 1996

To the Shareholders of Stepstone Funds:

   Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Balanced, Blue Chip Growth, California Tax-Free Bond, California Tax-Free Money Market, Convertible Securities, Emerging Growth, Government Securities, Growth Equity, Intermediate-Term Bond, International Equity, Limited Maturity Government, Money Market Fund, Treasury Money Market and Value Momentum Funds (each a "Fund" and, together, the "Funds") of Stepstone Funds (the "Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time.

   At the Meeting, Shareholders of the Trust will be asked to consider and act upon proposed advisory and sub-advisory agreements with the successor entities to the Trust's current adviser and sub-advisers, and on other matters detailed below (the "Proposals"). The enclosed proxy card permits Shareholders of each Fund to vote either for or against all Proposals that apply to the Fund by checking a single box, or to vote on each applicable Proposal separately. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

   1. To approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to each Fund, and to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and UBOC.

   2. To approve the selection of The Bank of Tokyo Trust Company ("BOTT") or its successor as the sub-adviser to the Blue Chip Growth, Emerging Growth, Government Securities and Convertible Securities Funds, and to approve a new sub-advisory agreement between BOTT (or its successor) and UBOC relating to these Funds.

   3. To approve the selection of BOT Asset Management (U.K.), Limited ("BTAM") or its successor as the sub-advisor to the International Equity Fund, and to approve the a sub-advisory agreement between BTAM (or its successor) and UBOC relating to the Fund.

   The proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

                         BY ORDER OF THE BOARD OF TRUSTEES


                         RICHARD W. GRANT, SECRETARY

   All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return them promptly in the enclosed, postage-paid envelope so that the Meeting may be held and the maximum number of shares may be voted.

   Shareholders of record at the close of business on January 16, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof.


February 1, 1996

             PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD
                 IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID
                   ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                PRELIMINARY COPY

                                STEPSTONE FUNDS
                                2 OLIVER STREET
                                BOSTON, MA 02109

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 7, 1996


   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Stepstone Funds (the "Trust") on behalf of the Balanced, Blue Chip Growth, California Tax-Free Bond, California Tax-Free Money Market, Convertible Securities, Emerging Growth, Government Securities, Growth Equity, Intermediate-Term Bond, International Equity, Limited Maturity Government, Money Market Fund, Treasury Money Market and Value Momentum Funds (each a "Fund," and, together, the "Funds") for use at the Special Meeting of Shareholders to be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m. Eastern time, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of the Funds of record at the close of business on January 16, 1996 ("Shareholders"), are entitled to vote at the Meeting. The table below sets forth the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund:


                                             Shares Outstanding
Fund                                         As of              , 1996
----                                         -------------------------

Balanced
Blue Chip Growth
California Tax-Free Bond
California Tax-Free Money Market
Convertible Securities
Emerging Growth
Government Securities
Growth Equity
Intermediate-Term Bond
International Equity
Limited Maturity Government
Money Market
Treasury Money Market
Value Momentum

          Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Shareholders of each class of each Fund will vote together on each Proposal relating to their Fund.

          In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, the Administrator for the Trust (the "Administrator"), may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by Union Bank. The proxy and this Proxy Statement are being mailed to Shareholders on or about February 1, 1996.

          Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.


                                  INTRODUCTION

          The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Trust to vote on the approval of new investment advisory and sub-advisory agreements with the successor entities to the Trust's current adviser and sub-advisers. These new agreements are required by law to replace those that will terminate upon the mergers of both the parent company of the Trust's current adviser and sub-advisers and of the Trust's adviser (the "Mergers").

          This Proxy Statement solicits votes on proposals affecting more than one Fund as set forth below. Shareholders may vote only on those proposals affecting the Fund(s) of which they are Shareholders. The table below sets forth the specifics of each Proposal, and indicates the Fund(s) affected by each:


Proposal                               Fund
--------                               ----


1. To approve the selection of         All Funds
Union Bank of California, N.A.
("UBOC") as investment adviser
to each Fund, and to approve
the new investment advisory
agreement between
the Trust, on behalf of each
Fund, and UBOC.

2. To approve the selection of          Blue Chip Growth Fund
The Bank of Tokyo Trust Company         Emerging Growth Fund
("BOTT") or its successor as            Government Securities Fund
the sub-adviser to the Blue             Convertible Securities Fund
Chip Growth, Emerging Growth,
Government Securities and
Convertible Securities Funds,
and to approve a new
sub-advisory agreement between
BOTT (or its successor) and
UBOC relating to the Funds.

3. To approve the selection of          International Equity Fund
BOT Asset Management (U.K.),
Limited ("BTAM") or its
successor as the sub-advisor to
the International Equity Fund,
and to approve a new
sub-advisory agreement between
BTAM (or its successor) and
UBOC relating to the Fund.



Here are some factors you should consider in determining whether to approve the new advisory and sub-advisory agreements:

- The Stepstone Funds' Board of Trustees has unanimously approved the new advisory and sub-advisory agreements;

- There will be no change in the Stepstone Funds' investment objectives or investment policies or in the responsibilities of the investment adviser and sub-advisers;

- There will be no change in the fees payable to the adviser or sub-advisers as a result of the approval of the new investment advisory and sub-advisory agreements;

- No significant changes in the personnel of the investment adviser or sub-advisers who manage the funds are currently planned.


THE PROPOSED TRANSACTION

          The Trust's current investment adviser is Union Bank ("Union"), an indirect, majority-owned subsidiary of The Bank of Tokyo, Ltd. (the "Bank of Tokyo"). The Bank of Tokyo directly or indirectly owns 72% of the outstanding shares of Union, and directly or indirectly owns all of the outstanding shares of (i) The Bank of Tokyo Trust Company ("BOTT"), the current sub-adviser to the Trust's Blue Chip Growth, Emerging Growth, Government Securities and Convertible Securities Funds, and (ii) BOT Asset Management

(U.K.) Limited ("BTAM"), the current sub-adviser to the Trust's International Equity Fund.

          The Bank of Tokyo and The Mitsubishi Bank, Limited ("Mitsubishi") have announced their intention to merge. The terms of the proposed transaction provide that (i) Mitsubishi and the Bank of Tokyo will engage in a merger transaction in which Mitsubishi will be the surviving entity and will change its name to The Bank of Tokyo-Mitsubishi, Ltd. ("BOT-Mitsubishi"), and (ii) as soon as practicable thereafter, the California bank subsidiaries of the Bank of Tokyo and Mitsubishi, Union and the Bank of California (the "Bank of California"), respectively, will combine to become Union Bank of California, N.A.

          The combination of the California banking subsidiaries of the Bank of Tokyo and Mitsubishi will be accomplished pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") among Union, the Bank of California and Tri-State, a related Plan of Merger (the "Merger Agreement"), and a Purchase and Assumption Agreement (the Purchase Agreement") between Union and the Bank of California, each dated as of September 27, 1995, pursuant to which Union will transfer substantially all of its banking business and other assets to the Bank of California in exchange for the Bank of California's assumption of substantially all of the liabilities of Union and the issuance by the Bank of California to Union of 26,117,714 shares of common stock, $15.00 par value. In a practical sense, the transactions under the Reorganization Agreement, the Merger Agreement and the Purchase Agreement will be effected as a single, integrated transaction. The consummation of the Mergers is currently expected to occur on or about April 1, 1996 (the "Closing Date").

          Following the transactions described above, the combined bank will be renamed Union Bank of California, N.A., referred to herein as UBOC. UBOC will succeed by operation of law to all rights, obligations, properties, assets, investments, deposits, demands, and agreements covered by the Purchase Agreement, and to all properties, assets, investments, agreements, rights, and obligations of Union under all fiduciary or representative capacities (e.g., trusts and executorships). After this transfer to UBOC of substantially all its banking business, Union will voluntarily relinquish its California banking license and its federal deposit insurance and will be strictly a bank holding company for UBOC and its non-bank subsidiaries and will be renamed Union BanCal Corporation ("UBCC"). As a result of the Mergers, Union will become part of UBOC.

          Immediately following the combination of the California subsidiaries, UBCC will own approximately 94% of the outstanding shares of Common Stock of UBOC. BOT-Mitsubishi will own approximately 81% of the issued and outstanding UBCC Common Stock. In addition to its indirect ownership of UBOC through its ownership of 81% of UBCC Common Stock, BOT-Mitsubishi will also own directly approximately 6% of the common stock of UBOC. As a consequence, both UBCC and BOT-Mitsubishi will be deemed to control UBOC for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

          One or more of the foregoing transactions will constitute an "assignment" of the existing investment advisory agreements between the Trust and Union and the sub-advisory agreements between Union and BOTT and BTAM under the 1940 Act. Under the 1940 Act, an "assignment" will result in the automatic termination of the Trust's investment advisory (the "Existing Advisory Agreement") and sub-advisory agreements (each an "Existing Sub-Advisory Agreement" and, together, the "Existing Sub-Advisory Agreements"), effective at the time of the transaction(s). Accordingly, Shareholders of each Fund of the Trust are being asked to approve a new investment advisory agreement (the "New Advisory Agreement") and new sub-advisory agreements (each a "New Sub-Advisory Agreement" and, together, the "New Sub-Advisory Agreements") to take effect at the time of the Mergers and avoid any interruption in the provision of advisory services to the Funds. The New Advisory Agreement and New Sub-Advisory Agreements will be dated the later of (i) the date of approval of the New Advisory Agreement and New Sub-Advisory Agreements by Shareholders of the Funds or (ii) the date of the consummation of the Mergers.

          The Proposals set forth in this Proxy Statement relate to the New Advisory Agreement and the New Sub-Advisory Agreements. THE TERMS OF THE NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS ARE IDENTICAL TO THOSE OF THE EXISTING ADVISORY AGREEMENT AND EXISTING SUB-ADVISORY AGREEMENTS WITH RESPECT TO DUTIES, FEES AND THE STANDARD OF CARE.

TRUSTEES' CONSIDERATIONS REGARDING THE PROPOSED TRANSACTION AND THE NEW
AGREEMENTS

          Consummation of the Mergers is subject to the satisfaction of certain conditions, including the receipt of all necessary regulatory approvals. Approval of the Merger by the Shareholders of Union and the Bank of California is being solicited. Shareholders of the Trust are not being asked to vote on the Mergers. The Merger Agreements may be terminated and the Mergers abandoned at any time prior to the Closing Date by the mutual consent of the parties or upon the occurrence of other events specified in the Merger Agreements. Completion of the Mergers will occur as soon as practicable after satisfaction (or waiver) of the applicable conditions, which the parties anticipate will occur by April 1, 1996.

          If the conditions are not met and the Mergers are not completed, the Existing Advisory Agreement and Existing Sub-Advisory Agreements will remain in effect. If the New Advisory Agreement and New Sub-Advisory Agreements are approved by Shareholders and the Mergers are thereafter consummated, the New Advisory Agreement and New Sub-Advisory Agreements will be executed and become effective on the Closing Date. In the event the Mergers are not consummated, the Existing Advisory Agreement and each Existing Sub-Advisory Agreement will continue in accordance with its terms. In the event the Mergers are consummated and the New Advisory Agreement and New Sub-Advisory Agreements are not approved, the Board of Trustees will consider what further actions should be taken.

          The Mergers will result in a change of control of Union for purposes of the 1940 Act, and Union will receive a "benefit" from the Mergers since it will receive shares of Bank of California stock (which will become UBOC stock after the Mergers) in the transaction.

Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Mergers. The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of UBOC or Union within the meaning of the 1940 Act.

          The majority of the members of the Board of Trustees of the Trust is not and will not be comprised of interested persons of Union or UBOC. Additionally, the Board of Trustees of the Funds has received assurance from Union that no "unfair burden" will be imposed on the Funds as a result of the Mergers. After careful review and consideration, the Trust's Board of Trustees has concluded that the Mergers will provide significant value to the Trust's Shareholders and will enable them to participate in the expanded opportunities for growth that the Mergers will make possible.

          The Trustees of the Trust, including the Trustees who are non-interested persons (i.e., those Trustees who are not parties to the New Advisory Agreement or the New Sub-Advisory Agreements, or interested persons of such parties), as defined in the 1940 Act, reviewed and unanimously approved the New Advisory Agreement and New Sub-Advisory Agreements, subject to Shareholder approval, in person at a meeting held on November 9, 1995, and have directed that they be submitted to the Shareholders of the Funds for their approval. The Board of Trustees believes that the terms of the New Advisory Agreement and New Sub-Advisory Agreements are fair to, and in the best interest of, the Trust, the Funds, and the Shareholders. The Board of Trustees, including all of the non-interested Trustees, recommends approval by Shareholders of the New Advisory Agreement between UBOC and the Trust, and the New Sub-Advisory Agreements between UBOC and BOTT and BTAM (or their respective successors).

          In making this recommendation, the Trustees carefully evaluated the experience of Union's, BOTT's and BTAM's key personnel, the quality of services UBOC, BOTT and BTAM (or their respective successors) are expected to provide to the Funds, and a number of related factors, including: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Funds since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Funds by UBOC, BOTT and BTAM (or their respective successors); (4) the distinct investment objectives and policies of the Funds; (5) the compensation payable to UBOC by the Funds under the New Advisory Agreement and payable by UBOC to BOTT and BTAM (or their respective successors) under the New Sub-Advisory Agreements; (6) the terms of the Existing Advisory Agreement and the Existing Sub-Advisory Agreements; (7) the history, reputation, qualification and background of Union, BOTT and BTAM, as well as the qualifications of their personnel and their respective financial conditions; (8) the commitment of the parties to the Merger Agreement to pay or reimburse the Trust for the expenses of the Trust incurred in connection with the proposed transaction; (9) the benefits expected to be realized as a result of the combination of Union and the Bank of California; and (10) other factors deemed relevant.

          In connection with their recommendation to Shareholders to vote for the Agreements, the Trustees were advised by Union that while it is unable to predict whether changes ultimately will be recommended which would materially impact the Trust's operations or when such changes, if recommended, would be proposed, no significant changes in the persons currently responsible for providing investment advice to the Trust currently are planned to be made by UBOC following consummation of the Mergers. It is expected that, following the Mergers, there will be no dilution in the scope and quality of advisory and sub-advisory services provided to the Funds, many of the same persons who are presently responsible for the Funds' investment policies will continue to direct the Funds' investment policies at UBOC, BOTT and BTAM (or their respective successors) and there will be no disruption of advisory services provided to the Funds. Union also advised the Trustees that it intends to examine all mutual fund activities of UBOC subsequent to consummation of the Mergers, and that management of the Trust would be informed of any conclusions or recommendations for action involving the Trust. Nevertheless, the Trustees, including all members of the Board of Trustees who are not interested persons of the Trust, Union, or UBOC have concluded that UBOC will be fully capable of performing the services contemplated by the New Advisory Agreement and New Sub-Advisory Agreements, and have recommended that the New Advisory Agreement and New Sub-Advisory Agreements be approved by the Shareholders of the Funds.


PROPOSAL I.

APPROVAL OF A NEW ADVISORY AGREEMENT FOR THE FUNDS

          The Board of Trustees is recommending that Shareholders of the Funds approve the selection of UBOC to serve as investment adviser to the Funds after the Mergers, and approve the New Advisory Agreement between the Trust, on behalf of the Funds, and UBOC. Other than the change in the identity of the adviser from Union to UBOC and the effective and termination dates, there are no material differences between the Existing and New Advisory Agreements. The Trustees believe that approval of the New Advisory Agreement will provide the Funds with continuity of investment management services, and is in the best interest of Shareholders.

DESCRIPTION OF THE EXISTING ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT

          Union currently serves as the Trust's investment adviser pursuant to the Existing Advisory Agreement. The Existing Advisory Agreement is dated January 30, 1991, and was approved by the sole initial Shareholder of the Balanced, California Tax-Free Money Market, Growth Equity, Intermediate-Term, Money Market, Treasury Money Market and Value Momentum Funds on January 30, 1991, of the Limited Maturity Fund on May 6, 1993, of the California Tax-Free Bond Fund on October 14, 1993, of the Blue Chip Growth, Convertible Securities, Emerging Growth and Government Securities Funds on January 31, 1994, and of the International Equity Fund on January 31, 1995. As required by the 1940 Act, such Shareholder approval was obtained prior to the commencement of operations of each Fund. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

          Under the Existing Advisory Agreement, Union makes investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program. Union discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. UBOC's responsibilities under the New Advisory Agreement are identical.

          The Existing Advisory Agreement provides that, if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Union but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by the State of California, Union will bear the amount of such excess. Union will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. UBOC will bear any such amounts under the New Advisory Agreement.

          The continuance of the Existing Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Existing Advisory Agreement terminates automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to Union, or by Union on 90 days' written notice to the Trust. The approval and termination provisions of the New Advisory Agreement are identical.

          The Existing Advisory Agreement provides that Union shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. UBOC will be subject to the same standard of care under the New Advisory Agreement.

          Under the Existing Advisory Agreement, Union is entitled to a fee which is calculated daily and paid monthly at an annual rate of .80% of the daily average net assets of the Emerging Growth Fund, .60% of the daily average net assets of each of the Value Momentum, Growth Equity, Blue Chip Growth, Convertible Securities and Balanced Funds, .50% of the average daily net assets of the Intermediate-Bond, California Tax-Free Bond and Government Securities Funds, .30% of the average daily net assets of each of the Money Market, Treasury Money Market, California Money Market Tax-Free, and Limited Maturity Government Funds, and .95% of the average daily net assets of the International Equity Fund. Union may, from time to time, waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time in Union's sole discretion. These fees are identical in amount to the fees to which each of the Funds will be contractually subject under the New Advisory Agreement.

          For the Trust's fiscal year ended January 31, 1995, the following advisory fees were paid to (or waived by) Union:


==============================================================================
                                  ADVISORY FEES PAID    ADVISORY FEES WAIVED
                                ----------------------------------------------
             FUND                        1995                1995
==============================================================================
 Balanced                             $1,015,559             $ 0
------------------------------------------------------------------------------
 Blue Chip Growth                      $ 183,178             $ 0
------------------------------------------------------------------------------
 California Tax-Free Bond              $  60,306          $  48,888
------------------------------------------------------------------------------
 California Tax-Free Money Market      $  99,901          $ 264,000
------------------------------------------------------------------------------
 Convertible Securities                $  44,430             $ 0
------------------------------------------------------------------------------
 Emerging Growth                       $ 130,134             $ 0
------------------------------------------------------------------------------
 Government Securities                 $ 145,821             $ 0
------------------------------------------------------------------------------
 Growth Equity                         $ 835,080             $ 0
------------------------------------------------------------------------------
 Intermediate-Term Bond                $ 617,704             $ 0
------------------------------------------------------------------------------
 International Equity                      *                  *
------------------------------------------------------------------------------
 Limited Maturity Government           $ 111,587             $ 0
------------------------------------------------------------------------------
 Money Market                         $1,820,479             $ 0
------------------------------------------------------------------------------
 Treasury Money Market                 $ 461,318          $ 129,255
------------------------------------------------------------------------------
 Value Momentum                        $ 923,288             $ 0
==============================================================================

*  Fund had not commenced operations as of January 31, 1995.

INFORMATION REGARDING UNION AND ITS AFFILIATES

          The Bank of Tokyo is one of Japan's premier international financial institutions. Founded in 1946 as successor to the Yokohama Specie Bank, which was established in 1880, the Bank of Tokyo has been the most prominent force in Japan's foreign exchange market. In addition to foreign exchange, the Bank of Tokyo offers an array of services to its internationally-oriented clients in such fields as corporate finance, global service banking, investment advisory services and project finance. These services are carried out through a network of approximately 400 international offices, subsidiaries, sub-branches and associated institutions. The Bank of Tokyo has Y26.78 trillion in assets.

          Union is a California banking corporation formed in 1952. Union is the fourth largest commercial bank in California, with $19 billion in assets at September 30, 1995, and the thirtieth largest commercial bank nationally, based on deposits at such date. The Bank of Tokyo owned approximately 71.54 percent of the issued and outstanding Union Common Stock at September 30, 1995.

          Union has offices throughout California, primarily centered in the San Diego, Los Angeles, Orange County and San Francisco metropolitan areas. It also has licensed loan production offices for either commercial, consumer or residential loans in five California cities and Dallas, Texas. It has overseas banking offices located in Guam, Saipan and Grand Cayman, a representative office in Tokyo and international banking facilities in San Francisco and Los Angeles.

          Union provides a wide range of financial services to California consumers, small businesses, middle market companies and major corporations, and has a strong position in providing financial services for growing Pacific Rim companies in California through its affiliation with the Bank of Tokyo's Pacific Rim network. Union maintains relationships with a significant number of the Japanese-owned businesses in California, and assists U.S. companies in establishing businesses in Japan and other Pacific Rim countries.

          Union serves consumers, smaller businesses, and government and nonprofit institutions through its 209 offices in California. It has seven commercial banking offices in the state through which extensive services are provided to California's corporate middle market, such as lines of credit, accounts receivable and inventory financing, foreign trade financing and an array of cash-management services. Union lends statewide to the California real estate market primarily through the three geographic regions of its real estate industries area. Union also provides specialized lending services to corporate customers, a variety of banking services in the institutional and deposit markets, and asset management services for individuals and businesses. Union has twelve subsidiaries that provide services to Union and it customers. [UNION'S PRINCIPAL EXECUTIVE OFFICES ARE LOCATED AT 350 CALIFORNIA STREET, SAN FRANCISCO, CALIFORNIA 94104.]

          As of __________________, 1995, Union managed $___ billion in individual portfolios and collective funds. Union's clients range from pension funds, national labor union plans and foundations to personal investments and trust portfolios.

          Union currently serves as investment adviser to the following investment company with investment objectives similar to those of the Funds. The approximate net assets of such investment company and the fee payable by it are set forth below:

                                   NET ASSETS          FEE
          FUND                     (AS OF 12/31/95)    PAYABLE
          ----                     ----------------    -------
Current Income Shares, Inc.        $50,120,223         .50%


     Listed below are the names and principal occupations of the directors and the principal executive officer of Union. The principal business address of each of these directors and the principal executive officer, as it relates to his or her duties at Union, is 350 California Street, San Francisco, California 94104.

    NAME                                TITLE            PRINCIPAL OCCUPATION
    ----                                -----            --------------------
Tamotsu Yamaguchi                       Chairman         Chairman of the Board, Union
Alexander D. Calhoun                    Director         Of Counsel, Graham & James
Richard D. Farman                       Director         Director, President & CEO, Pacific Enterprises
Herman E. Gallegos                      Director         Independent Management Consultant
Jack L. Hancock                         Director         Former Executive Vice President, Pacific Bell
Richard C. Hartnack                     Director         Vice Chairman of the Board, Union
Hon. Harry W. Low                       Director         Judicial Arbitration and Mediation Services, Inc.
Dr. Mary S. Metz                        Director         Dean, University Extension, University of California-Berkeley
Takahiro Moriguchi                      Director         Vice Chairman of the Board & CFO, Union
Shin Nakahara                           Director         Resident Managing Director for the Americas, Bank of Tokyo
Sidney R. Petersen                      Director         Former Chairman & CEO, Getty Oil Company
Yuji Taniguchi                          Director         Executive Vice President, Union
Robert M. Walker                        Director         Vice Chairman of the Board, Union
Dr. Blenda J. Wilson                    Director         President, California State University-Northridge
Kanetaka Yoshida                        Director         President and CEO, Union
Kenji Yoshizawa                         Director         Deputy President, Bank of Tokyo


        Union Bank of California, which will serve as investment adviser to the Funds once the Mergers have occurred, will be created by the combination of Union and the Bank of California. Under the New Advisory Agreement, the day-to-day management of the Funds will be provided by personnel from the Funds' existing adviser, Union Capital Advisers, Union's asset management division. The newly-created UBOC will also advise mutual funds currently advised by MERUS Capital Management, the asset management division of the Bank of California. UBOC will be headquartered at 350 California Street, San Francisco, California 94104.

     Listed below are the names and principal occupations of each of the persons expected to be named as directors and the anticipated principal executive officer of UBOC. The principal business address of each of these directors and the principal executive officer, as it relates to his or her duties at UBOC, will be 350 California Street, San Francisco, California 94104.

NAME                     TITLE                    PRINCIPAL OCCUPATION
----                     -----                    --------------------
Alexander D. Calhoun     Director, A director of  Of Counsel, Graham &
                         Union since 1968.        James, Attorneys at
                                                  Law, since 1992. General
                                                  Partner, 3638 Washington
                                                  Associates.

Richard D. Farman        Director, A director of  President, Chief operat-
                         Union since 1988.        ing Officer and Director
                                                  of Pacific Enterprises
                                                  since 1993.  Former
                                                  Chief Executive Officer
                                                  Southern California Gas
                                                  Company, a subsidiary of
                                                  Pacific Enterprises.

Stanley F. Farrar        Director, A director of  Partner, Sullivan &
                         the Bank of California.  Cromwell since 1984.
                         since 1984.

Herman E. Gallegos       Director, A director of  Independent management
                         Union since 1988.        consultant since 1982.
                                                  Former U.S. Public
                                                  Delegate to the 49th
                                                  United Nations General
                                                  Assembly, Chairman of
                                                  the Board, Gallegos
                                                  Institutional Investors
                                                  Corporation (retired).
                                                  Director of Pacific
                                                  Telesis Group and
                                                  Pacific Bell.

Jack L. Hancock          Director. A director of  Executive Vice President
                         Union since 1994         of Pacific Bell
                                                  (retired).  Director of
                                                  Whittaker Corporation.

Richard C. Hartnack      Vice Chairman of the Board   Former Executive Vice
                         of UBOC.  Vice Chairman of   President of The First
                         the Union Board since 1991.  National Bank of
                                                      Chicago.

Roy A. Henderson         Vice Chairman of the Board   Chairman of LoPresti
                         of UBOC. A director of       Flight Concepts.  Former
                         the Bank of California       President and Chief
                         since 1993.                  Operating Officer of
                                                      Puget Sound Bank.

Harry W. Low             Director. A director of      Mediator/Arbitrator
                         Union since 1993.            Judicial Arbitration &
                                                      Mediation Services, Inc.
                                                      since 1992. Presiding
                                                      Justice, State of
                                                      California Court of
                                                      Appeals, 1st District
                                                      (retired).

Mary S. Metz             Director. A director of      Dean of University
                         Union since 1988.            Extension, University
                                                      of California, Berkeley
                                                      since 1991. President
                                                      Emerita of Mills
                                                      College. Director of
                                                      Pacific Telesis Group,
                                                      Pacific Gas & Electric
                                                      Co. and Longs Drug
                                                      Stores.

Raymond E. Miles         Director. A director of      Professor, Haas School
                         the Bank of California       of Business, University
                         since 1987.                  of California, Berkeley
                                                      since 1963.

J. Fernando Niebla       Director. A director of      Chairman and Chief
                         the Bank of California       Executive Officer of
                         since 1994.                  Infotec Development,
                                                      Inc. since 1979.

Hiroo Nozawa             Deputy Chairman of the       Deputy Chairman of the
                         Board and Chief Operating    Board and Chief operat-
                         Officer Of UBOC. Chairman,   ing Officer of UBOC.
                         President and Chief          Chairman, President and

                         Executive Officer of the     Chief Executive Officer
                         Bank of California since     of the Bank of
                         1994. A director of MBL      California since 1994.
                         since 1992 and of the Bank   A director of MBL since
                         of California since 1994.    1992 and of the Bank of
                         Former Senior Officer of     California sine 1994.
                         Mitsubishi.                  Former Senior Officer
                                                      of Mitsubishi.

Sidney R. Peterson       Director. A director of      Consultant and private
                         Union since 1988.            investor since 1984.
                                                      Chairman and Chief
                                                      Executive Officer of
                                                      Getty Oil Company
                                                      (retired). Director
                                                      of Avery Dennison
                                                      Corporation, NICOR,
                                                      Inc., Global Natural
                                                      Resources, Inc. and
                                                      Group Technologies
                                                      Corporation.

Carl W. Robertson        Director. A director of the  Managing Director of
                         Bank of California since     Warland Investments
                         1975.                        Company since 1985.

Charles R. Scott         Director. A director of the  Chairman and Chief
                         Bank of California since     Executive Officer of
                         1990.                        Leadership Centers USA
                                                      since 1995. Former
                                                      President and Chief
                                                      Executive Officer of
                                                      The Actava Group and
                                                      Intermark Inc. Vice
                                                      Chairman and Director
                                                      of Pier I Imports, Inc.

Paul W. Steere           Director. A director of the  Member, Bogle & Gates,
                         Bank of California since     P.L.L.C. since 1966.
                         1981.                        Director of Accordia
                                                      Northwest, Inc., a
                                                      subsidiary of Accordia,
                                                      Inc.

Henry T. Swigert         Director. A director of the  Chairman of ESCO

                         Bank of California since     Corporation since 1979.
                         1989.

Robert M. Walker         Vice Chairman and Director   Former Vice Chairman of
                         of UBOC. Vice Chairman of    the Board and Chief
                         the Union Board since 1992.  Credit Officer of Valley
                                                      National Bank of
                                                      Arizona.

Blenda J. Wilson         Director. A director of      President of California
                         Union since 1993.            State University, North-
                                                      ridge since 1992. Former
                                                      Chancellor of the Uni-
                                                      versity of Michigan -
                                                      Dearborn.

Kanetaka Yoshida         President and Chief          President and Chief
                         Executive Officer and        Executive Officer and
                         Director of UBOC. President  Director of UBOC.
                         and Chief Executive Officer  President and Chief
                         of Union since 1993. A       Executive Officer of
                         director of both Union and   Union since 1993. A
                         the Bank of Tokyo since      director of both Union
                         1990. Former Vice Chairman   and the Bank of Tokyo
                         of the Union Board and       since 1990. Former
                         Chief Financial Officer      Vice Chairman of the
                         of Union.  Former Senior     Union Board and Chief
                         Officer of the Bank of       Financial Officer of
                         Tokyo.                       Union.  Former Senior
                                                      Officer of the Bank of
                                                      Tokyo.


THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" THE NEW ADVISORY AGREEMENT.


PROPOSAL II.

APPROVAL OF THE SELECTION OF THE BANK OF TOKYO TRUST COMPANY OR ITS SUCCESSOR AS THE SUB-ADVISER TO THE BLUE CHIP GROWTH FUND, EMERGING GROWTH FUND, GOVERNMENT SECURITIES FUND AND CONVERTIBLE SECURITIES FUND, AND OF A NEW SUB-ADVISORY AGREEMENT FOR THOSE FUNDS

     The Board of Trustees is recommending that Shareholders of the Blue Chip Growth, Emerging Growth, Government Securities and Convertible Securities Funds approve the selection of BOTT (or its successor) as sub-adviser to the Funds after the Mergers, and approve the New Sub-Advisory Agreement between UBOC and BOTT (or its successor) relating to the Funds. Other than the change in adviser from Union Capital to Union and the effective and termination dates, there are no material differences between the Existing and New Sub-Advisory Agreements. The Trustees believe that approval of the New Sub-Advisory Agreement with BOTT (or its successor) will provide the Funds with continuity of investment management services, and is in the best interest of Shareholders.

DESCRIPTION OF THE EXISTING SUB-ADVISORY AGREEMENT BETWEEN UNION AND BOTT AND THE NEW SUB-ADVISORY AGREEMENT BETWEEN UBOC AND BOTT (OR ITS SUCCESSOR)

     BOTT currently serves as the sub-adviser to each of the Blue Chip Growth, Emerging Growth, Government Securities and Convertible Securities Funds pursuant to the Existing Sub-Advisory Agreement between Union and BOTT dated February 1, 1994. Under the Existing Sub-Advisory Agreement, BOTT makes the day-to-day investment decisions for the assets of the Funds, subject to the supervision of, and policies established by, Union and the Trustees of the Trust. The Existing Sub-Advisory Agreement was approved by the sole initial Shareholder of the Blue Chip Growth, Convertible Securities, Emerging Growth and Government Securities Funds on ________________. As required by the 1940 Act, such Shareholder approval was obtained prior to the commencement of operations of each Fund. The form of the New Sub-Advisory Agreement between UBOC and BOTT (or its successor) is attached to this Proxy Statement as Exhibit B, and the description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

     Under the Existing Sub-Advisory Agreement with BOTT, BOTT shall not be liable for any error of judgment or for any loss suffered by the Funds or any adviser in connection with the performance of its obligations under the Agreement, except a loss resulting from a breach of fiduciary duty with respect to compensation, or for a loss resulting from BOTT's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement. BOTT (or its successor) will be subject to the same standard of care under the New Sub-Advisory Agreement.

     The continuance of the Existing Sub-Advisory Agreement, after the first year, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Existing Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Funds on 60 days' written notice, or by BOTT or Union on 60 days' written notice to the Trust. The New Sub-Advisory

Agreement's approval and termination provisions are identical to the those of the Existing Sub-Advisory Agreement.

     BOTT is entitled to a fee, which is calculated daily and paid monthly out of Union's fee at an annual rate of .30% of the average daily net assets of the Blue Chip Growth Fund, .50% of the average daily net assets of the Emerging Growth Fund, .20% of the average daily net assets of the Government Securities Fund, and .30% of the average daily net assets of the Convertible Securities Fund. BOTT (or its successor) will receive the same fees under the New Sub-Advisory Agreement.

     For the Trust's fiscal year ended January 31, 1995, BOTT received the following fees from Union:


====================================================================
                 FUND                    SUB-ADVISORY FEES PAID
--------------------------------------------------------------------
 Emerging Growth                                $81,334
--------------------------------------------------------------------
 Blue Chip Growth                               $91,589
--------------------------------------------------------------------
 Convertible Securities                         $22,216
--------------------------------------------------------------------
 Government Securities                          $58,328
====================================================================

INFORMATION CONCERNING BOTT

     BOTT, 100 Broadway, New York, New York 10005, is a wholly-owned subsidiary of the Bank of Tokyo. The Bank of Tokyo was established in 1946, and BOTT was established as a New York state-chartered bank in 1955. BOTT has provided trust services since 1955 and asset management services since 1965.

     BOTT manages bank common funds, employee benefit funds and personal trust accounts in money market, equity and fixed income portfolios. As of ________________, 1995, BOTT managed $____ billion in individual portfolios and collective funds.

     Listed below are the names and principal occupations of each director and the principal executive officer of BOTT. The principal business address of each director and the principal executive officer, as it relates to his or her duties at BOTT, is 100 Broadway, New York, New York 10005.

     NAME                TITLE                    PRINCIPAL OCCUPATION
     ----                -----                    --------------------
Shin Nakahara            Chairman                 Chief Executive Officer & President, BOTT
Michael Bradfield, Esq.  Director                 Partner, Jones Day, Reavis & Pogue
Gerald L. Curtis         Director                 Professor, Columbia University
Evan F. Greenberg        Director                 President and CEO, American International
                                                    Underwriters, Senior Vice President,
                                                    American International Group, Inc.

James L. Hindenach       Director                 Former Senior Assistant Treasurer, General
                                                    Electric Corp.
Eugene F. McCulloch      Director                 President and CEO, BOT Financial Corporation
Akira Okuhata            Director                 Executive Vice President, BOTT
Donald B. Riefler        Director                 Consultant to J.P. Morgan & Co., Incorporated
Isaac Shapiro, Esq.      Director                 Partner, Skadden, Arps, Slate, Meagher & Flom


THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE BLUE CHIP GROWTH, EMERGING GROWTH, GOVERNMENT SECURITIES AND CONVERTIBLE SECURITIES FUNDS VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT BETWEEN UBOC AND BOTT (OR ITS SUCCESSOR).


PROPOSAL III.

APPROVAL OF THE SELECTION OF BTAM OR ITS SUCCESSOR AS THE SUB-ADVISER TO THE INTERNATIONAL EQUITY FUND

     The Board of Trustees is recommending that Shareholders of the International Equity Fund approve the selection of BTAM (or its successor) to serve as sub-adviser to the Fund after the Mergers, and approve the New Sub-Advisory Agreement between the UBOC and BTAM (or its successor), on behalf of the Fund. Other than the change in adviser from Union to UBOC, the effective and termination dates, and the fact that under the New Sub-Advisory Agreement UBOC may direct all or a portion of the assets of the Fund to BTAM (or its successor), there are no material differences between the Existing and New Sub-Advisory Agreements. The Trustees believe that approval of the New Sub-Advisory Agreement with BTAM will provide the Fund with continuity of investment management services, and is in the best interest of Shareholders.

DESCRIPTION OF THE EXISTING SUB-ADVISORY AGREEMENT BETWEEN UNION AND BTAM AND THE NEW SUB-ADVISORY AGREEMENT BETWEEN UBOC AND BTAM (OR ITS SUCCESSOR)

     BTAM currently serves as the International Equity Fund's sub-adviser pursuant to the Existing Sub-Advisory Agreement between Union and BTAM dated November 15, 1994. Under the Existing Sub-Advisory Agreement, BTAM makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, Union and the Trustees of the Trust. The Existing Sub-Advisory Agreement was approved by the sole initial Shareholder of the Fund on January 31, 1995. As required by the 1940 Act, such Shareholder approval was obtained prior to the commencement of operations of each Fund. The form of the New Sub-Advisory Agreement between Union and BTAM (or its successor) is attached to this Proxy Statement as Exhibit C, and the description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit C.

     Under the Existing Sub-Advisory Agreement with BTAM, BTAM shall not be liable for any error of judgment or for any loss suffered by the Funds or any adviser in connection with the performance of its obligations under the Agreement, except a loss resulting from a breach of fiduciary duty with respect to compensation, or for a loss resulting from BTAM's wilful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement. BTAM (or its successor) will be subject to the same standard of care under the New Sub-Advisory Agreement.

     The continuance of the Existing Sub-Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Existing Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Funds on 60 days' written notice, or by BTAM or Union on 60 days' written notice to the Trust. The approval and termination provisions of the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement are identical.

     Under the Existing Sub-Advisory Agreement, BTAM is entitled to a fee, which is calculated daily and paid monthly out of the Union's fee, at an annual rate of .30% of the average daily net assets of the International Equity Fund. The fees payable to BTAM (or its successor) under the New Sub-Advisory Agreement are the same as those payable under the Existing Sub-Advisory Agreement. The International Equity Fund had not commenced operations as of January 31, 1995.

INFORMATION CONCERNING BTAM

     BTAM, 12-15 Finsbury Circus, London EC2M 7BT, England, is a subsidiary of Bank of Tokyo and a registered investment adviser. Established in 1984, BTAM provides active global investment services for segregated funds and specialist fund management. As of _________________, 1995, BTAM managed assets of $____ billion in individual portfolios and collective funds.

     Listed below are the names and principal occupations of each director and the principal executive officer of BTAM. The principal business address of each director and the principal executive officer, as it relates to his or her duties at BTAM, is 12-15 Finsbury Circus, London EC2M 7BT, England.

     NAME                TITLE                    PRINCIPAL OCCUPATION
     ----                -----                    --------------------
Tetsuo Shimura           Director and Chairman
Tadashi Kurachi          Director
Tadashi Yanagisawa       Managing Director and

                           Chief Executive Officer
Takashi Uno              Director
Fumio Hashimoto          Director
James Wignall            Secretary and Senior
                           Executive Officer


THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE INTERNATIONAL EQUITY FUND VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT BETWEEN UBOC AND BTAM.


             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Distribution.   SEI Financial Services Company ("SFS"), a wholly-owned
subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated January 30, 1991, between the Trust and SFS. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI.

Portfolio Transactions. For the Trust's fiscal year ended January 31, 1995, the Funds paid the following amounts in brokerage commissions to affiliates of the Funds.


================================================================================================
                               Total Brokerage     Amount Paid To            % Paid to
           Fund                Commissions         Affiliated Brokers        Affiliated Brokers
================================================================================================
 Balanced
------------------------------------------------------------------------------------------------
 Blue Chip Growth
------------------------------------------------------------------------------------------------
 California Tax-Free Bond
------------------------------------------------------------------------------------------------
 California Tax-Free
 Money Market
------------------------------------------------------------------------------------------------
 Convertible Securities
------------------------------------------------------------------------------------------------
 Emerging Growth
------------------------------------------------------------------------------------------------
 Government Securities
------------------------------------------------------------------------------------------------
 Growth Equity
------------------------------------------------------------------------------------------------
 Intermediate-Term
 Bond
------------------------------------------------------------------------------------------------
 International Equity          *                   *                            *
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Limited Maturity
 Government
------------------------------------------------------------------------------------------------
 Money Market
------------------------------------------------------------------------------------------------
 Treasury Money
 Market
------------------------------------------------------------------------------------------------
 Value Momentum
================================================================================================

*  Fund had not commenced operations as of January 31, 1995.

5% Shareholders.   As of January 16, 1996, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Funds:



              NAME AND ADDRESS                        PERCENTAGE OF
 FUND         OF BENEFICIAL OWNER   NUMBER OF SHARES  FUND'S SHARES
 ----         -------------------   ----------------  -------------






The Trust's Trustees and officers beneficially own less than 1% of the shares of the Trust.

Adjournment.   In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Required Vote.   Approval of each Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of a Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.

Shareholder Proposals.   The Trust does not hold annual Shareholder Meetings.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

Reports to Shareholders.   The Trust will furnish, without charge, a copy of
the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-738-2922.

Other Matters.   The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                           --------------------------

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                         INVESTMENT ADVISORY AGREEMENT



     AGREEMENT made this 30th day of              , 199 , by and between
Stepstone Funds, a Massachusetts business trust (the "Trust"), and Union Bank of California, N.A.(the "Adviser").

     WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, consisting of several series of shares, each having its own investment policies; and

     WHEREAS, the Trust has retained SEI Financial Management Corporation (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Treasury Money Market, Money Market, California Tax Free Money Market, Intermediate Term Bond, Value Momentum, Growth Equity, and Balanced Portfolios and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

     1. DUTIES OF ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Portfolios, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's Officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

         The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Trust's prospectus and statement of additional information from time to time. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Portfolios held in non-interest bearing special deposits with a Federal Reserve Bank).

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.


     4. OTHER EXPENSES. The Adviser shall pay all expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, and sales literature to prospective clients to the extent these expenses are not borne by the Trust under a distribution plan adopted pursuant to Rule 12b-1.

     5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

         However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to

         Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

     6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

         The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

         So long as the Adviser acts in good faith and with due diligence and without gross negligence, the Trust assumes full responsibility and shall indemnify the Adviser and hold it harmless from and against any and all actions, demands, suits and claims (including claimed breaches of fiduciary duty), whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of said advisory services to the Trust. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.


         The rights herein shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Trust may be asked to indemnify or hold the Adviser harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Adviser will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust, but failure to do so in good faith shall not effect the rights hereunder.

         The Adviser may apply to the Trust at any time for instructions and may consult counsel for the Trust or its own counsel and with accountants and other experts with respect to any matter arising in connection with the Adviser's duties, and the Adviser shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

         Also, the Adviser shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed or presented by the proper person or persons. Nor shall the Adviser be held to have notice of any change of authority of any officers, employee, or agent of the Trust until receipt of written notice thereof from the Trust.

     10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

     11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [two years from date of execution], and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

         This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party. As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     12. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 680 East Swedesford Road, Wayne, PA and if to the Adviser at 445 South Figueroa Street, Los Angeles, CA.

     13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Union Bank of California, N.A.


By:
   ---------------------------

Attest:
       -----------------------

Stepstone Funds

By:
   ---------------------------

Attest:
       -----------------------

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                                STEPSTONE FUNDS
                                      AND
                          UNION BANK OF CALIFORNIA, N.A.


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

     Portfolio                     Fee (in basis points)
     ---------                     ---------------------
     Money Market                       30
     Treasury Money Market              30
     California Tax Free
       Money Market                     30
     Intermediate Term
       Bond                             50
     Value Momentum                     60
     Growth Equity                      60
     Balanced                           60
     California Tax Free
     Bond Fund                          50
     Limited Maturity Government        30
     Government Securities              50
     Convertible Securities             60
     Blue Chip Growth                   60
     Emerging Growth                    80
     International Equity               95

                        INVESTMENT SUBADVISORY AGREEMENT



AGREEMENT executed as of                 , 1996  by and between UNION BANK of
CALIFORNIA, N.A. (the "Advisor"), and THE BANK OF TOKYO TRUST COMPANY, or it successor, (the "SubAdvisor"), a subsidiary of The Bank of Tokyo, Ltd., a New York state chartered bank.

WHEREAS, Advisor is the investment manager for the Stepstone Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, Advisor desires to retain SubAdvisor as its agent to furnish investment advisory services for certain of the Trust's diversified investment portfolios which are listed on Schedule A attached hereto and made a part hereof (the "Funds").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Advisor hereby appoints SubAdvisor to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. SubAdvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. Advisor has furnished or will furnish SubAdvisor with copies properly certified or authenticated of each of the following:

      (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on October 16, 1990, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

      (b)  the Trust's By-Laws and amendments thereto;

      (c) resolutions of the Trust's Board of Trustees authorizing the appointment of SubAdvisor and approving this Agreement;

      (d) the Trust's Notification of Registration of Form N-8A under the Investment Company Act of 1940 (the "1940 Act") as filed with the Securities and Exchange Commission (the "SEC") on October 16, 1990 and all amendments thereto;

      (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-37687) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

      (f) the Trust's most recent prospectuses and Statement of Additional Information for the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus"); and

      (g) such other materials and documents as SubAdvisor shall reasonably request.

Advisor will furnish SubAdvisor from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of the Trust's Board of Trustees and Advisor, SubAdvisor will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, SubAdvisor will satisfy its fiduciary duties to the Funds (as set forth in Section 8 below), and will monitor the Funds investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds. SubAdvisor and Advisor will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. SubAdvisor shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

SubAdvisor represents and warrants that it is in compliance with all applicable Rules and Regulations of the SEC pertaining to its investment advisory activities and agrees that it:

      (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

      (b) will conform with all applicable Rules and Regulations of the SEC pertaining to its investment advisory activities;

      (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In providing the Funds with investment supervision, the SubAdvisor will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the SubAdvisor may consider the financial responsibility research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the SubAdvisor's other clients may be a party. It is understood that it is desirable for the Funds that the SubAdvisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the SubAdvisor is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to such guidelines as shall be established by the Advisor and reviewed by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the SubAdvisor in connection with the SubAdvisor's services to other clients.

On occasions when the SubAdvisor deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the SubAdvisor, the SubAdvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the SubAdvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. In no instance will portfolio securities be purchased from or sold to Advisor, SubAdvisor, SEI Financial Services Company or any affiliated person of either the Trust, Advisor, SEI Financial services Company or SubAdvisor that Advisor has identified to the SubAdvisor in writing, except as may be permitted under the 1940 Act;

      (d) will report regularly to Advisor and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of Advisor and the Board of Trustees the management of the Funds, including, without limitation, review of the general investment strategy of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Advisor;

      (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and will furnish Advisor and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees may request;

      (f) will act upon instructions form Advisor not inconsistent with the fiduciary duties hereunder; and

      (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the SubAdvisor, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where SubAdvisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

SubAdvisor shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Funds.

4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, SubAdvisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. SubAdvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. SubAdvisor may delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for the Funds, which delegation shall not, however, relieve the SubAdvisor of its responsibilities under this paragraph 4.

5. Expenses. During the terms of this Agreement, SubAdvisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Advisor will pay the SubAdvisor, and the SubAdvisor agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto. From time to time, SubAdvisor may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. Services to Others. Advisor understands, and has advised the Trust's Board of Trustees, that SubAdvisor now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment advisor, sub-investment adviser, and/or administrator to other investment companies. Advisor has no objection to SubAdvisor's acts in such capacities, as long as such services do not impair the services rendered to Advisor or the Trust. Advisor recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Funds may obtain in a particular security. In addition, Advisor understands, and has advised the Trust's Board of Trustees, that the persons employed by SubAdvisor to assist in SubAdvisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of SubAdvisor or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Limitation of Liability. The SubAdvisor shall not be liable for any error or judgment or for any loss suffered by the Funds or Advisor in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the SubAdvisor's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions or applicable state law which cannot be waived or modified hereby.

9. Indemnification. Advisor and SubAdvisor each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10. Duration and Termination. This Agreement will become effective as of the date hereof, provided that it has been approved by vote of a majority of the outstanding voting securities of the Funds in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for one year.

Thereafter, if not terminated, this Agreement will continue in effect for the Funds for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, SubAdvisor, or Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Funds. Notwithstanding the foregoing, this Agreement may be terminated as to the Funds at any time, without the payment of any penalty, on sixty (60) day's written notice by Advisor or by SubAdvisor. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. SubAdvisor Information. During the terms of this Agreement, Advisor agrees to furnish the SubAdvisor at SubAdvisor's principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, the Trust or the public that refer to the SubAdvisor or its clients in any way prior to use thereof and not to use material if the SubAdvisor reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The SubAdvisor's right to object to such materials is limited to the portions of such materials that expressly relate to the SubAdvisor, its services and its clients. The Advisor agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the SubAdvisor or its clients in any way are consistent with those materials previously approved by the SubAdvisor as referenced in the first sentence of this paragraph. Sales literature may be furnished to the SubAdvisor by first-class or overnight mail, facsimile transmission equipment or hand delivery.

13. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Notices. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:


To Advisor at:

      Union Bank of California, N.A.
      530 "B" Street
      San Diego, CA  92101

      Attention:  Clark Gates, Senior Vice President


To the SubAdvisor at:

      The Bank of Tokyo Trust Company
      100 Broadway
      New York, NY  10005

      Attention:  Harold C. Elliot, CIO



To the Trust or the Funds at:

      Stepstone Funds
      680 East Swedesford Road
      Wayne, Pennsylvania  19087

      Attention:  Legal Department


15. Change of Law. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the

Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

The name "Stepstone Funds" and "Trustees of the Stepstone Funds" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of the Trust, to which reference is hereby made and copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Stepstone Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Funds must look solely to the assets of the Trust belonging to such Funds for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.


                            UNION BANK OF CALIFORNIA, N.A.


                            By:
                               ---------------------------------

                            Name:
                                 -------------------------------

                            Title:
                                  ------------------------------

                            THE BANK OF TOKYO TRUST COMPANY



                            By:
                               ---------------------------------

                            Name:
                                 -------------------------------

                            Title:
                                  ------------------------------

                                   SCHEDULE A


                                STEPSTONE FUNDS



              Blue Chip Growth Fund
              Convertible Securities Fund
              Emerging Growth Fund
              Government Securities Fund

                                   SCHEDULE B

                            SUB ADVISOR COMPENSATION


1.    Government Securities Fund

      Advisory Fee: 50 b.p.
      Subadvisory Fee: 20 b.p.


2.    Convertible Securities Fund

      Advisory Fee:  60 b.p.
      Subadvisory Fee:  30 b.p.


3.    Blue Chip Growth Fund

      Advisory Fee:  60 b.p.
      Subadvisory Fee:  30 b.p.

4.    Emerging Growth Fund

      Advisory Fee:  80 b.p.
      Subadvisory Fee:  50 b.p.

                        INVESTMENT SUBADVISORY AGREEMENT



AGREEMENT executed as of           , 1996  by and between UNION BANK OF
CALIFORNIA, N.A. (the "Advisor"), and BOT ASSET MANAGEMENT (UK), LIMITED, or its successor (the "SubAdvisor"), an affiliate of The Bank of Tokyo, Ltd., ("BTAM").

WHEREAS, Advisor is the investment manager for the Stepstone Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, Advisor desires to retain SubAdvisor as its agent to furnish investment advisory services for the Trust's International Equity investment portfolio (the "Fund").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Advisor hereby appoints SubAdvisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. SubAdvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. Advisor has furnished or will furnish SubAdvisor with copies properly certified or authenticated of each of the following:

       (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on October 16, 1990, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

       (b)  the Trust's By-Laws and amendments thereto;

       (c) resolutions of the Trust's Board of Trustees authorizing the appointment of SubAdvisor and approving this Agreement;

       (d) the Trust's Notification of Registration of Form N-8A under the Investment Company Act of 1940 (the "1940 Act") as filed with the Securities and Exchange Commission (the "SEC") on October 16, 1990 and all amendments thereto;

       (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-37687) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

       (f) the Trust's most recent prospectuses and Statement of Additional Information for the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus"); and

       (g) such other materials and documents as SubAdvisor shall reasonably request.

Advisor will furnish SubAdvisor from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of the Trust's Board of Trustees and Advisor, SubAdvisor will furnish an investment program in respect of, and make investment decisions for the assets of the Fund entrusted to it hereunder and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, SubAdvisor will satisfy its fiduciary duties to the Fund (as set forth in Section 8 below), and will monitor the Fund investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund.
SubAdvisor and Advisor will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. SubAdvisor shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

SubAdvisor represents and warrants that it is in compliance with all applicable Rules and Regulations of the SEC pertaining to its investment advisory activities and agrees that it:

       (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

       (b) will maintain registration with the SEC as an investment adviser under the Investment Advisers Act of 1940 and will conform with all applicable Rules and Regulations of the SEC pertaining to its investment advisory activities;

       (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In providing the Funds with investment supervision, the SubAdvisor will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the SubAdvisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the SubAdvisor's other clients may be a party. it is understood that it is desirable for the Fund that the SubAdvisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the SubAdvisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to such guidelines as shall be established by the Advisor and reviewed by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the SubAdvisor in connection with the SubAdvisor's services to other clients.

       On occasions when the SubAdvisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the SubAdvisor, the SubAdvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the SubAdvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In no instance will portfolio securities be purchased from or sold to Advisor, SubAdvisor, SEI Financial Services Company or any affiliated person of either the Trust, Advisor, SEI Financial Services Company or SubAdvisor that Advisor has identified to the SubAdvisor in writing, except as may be permitted under the 1940 Act;

       (d) will report regularly to Advisor and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of Advisor and the Board of Trustees the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Advisor;

       (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7), (9),
       (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and will furnish Advisor and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees may request;

       (f) will act upon instructions form Advisor not inconsistent with the fiduciary duties hereunder; and

       (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the SubAdvisor, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where SubAdvisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

SubAdvisor shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, SubAdvisor hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. SubAdvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. SubAdvisor may delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for the Fund, which delegation shall not, however, relieve the SubAdvisor of its responsibilities under this paragraph 4.

5. Expenses. During the terms of this Agreement, SubAdvisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Advisor will pay the SubAdvisor, and the SubAdvisor agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto. The fee will be calculated based on the average monthly market value of the assets under the Sub-Advisor's management and will be paid to the Sub-Advisor monthly. From time to time, SubAdvisor may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. Services to Others. Advisor understands, and has advised the Trust's Board of Trustees, that SubAdvisor now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment advisor, sub-investment adviser, and/or administrator to other investment companies. Advisor has no objection to SubAdvisor's acts in such capacities, as long as such services do not impair the services rendered to Advisor or the Trust. Advisor recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, Advisor understands, and has advised the Trust's Board of Trustees, that the persons employed by SubAdvisor to assist in SubAdvisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of SubAdvisor or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Limitation of Liability. The SubAdvisor shall not be liable for any error or judgment or for any loss suffered by the Fund or Advisor in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) (3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the SubAdvisor's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions or applicable state law which cannot be waived or modified hereby.

9. Indemnification. Advisor and SubAdvisor each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10. Duration of Termination. This Agreement will become effective as of the date hereof, provided that it has been approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for one year.

Thereafter, if not terminated, this Agreement will continue in effect for the Funds for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, SubAdvisor, or Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Funds at any time, without the payment of any penalty, on sixty (60) day's written notice by Advisor or by SubAdvisor. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)



11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. SubAdvisor Information. During the terms of this Agreement, Advisor agrees to furnish the SubAdvisor at SubAdvisor's principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust or the public that refer to the SubAdvisor or its clients in any way prior to use thereof and not to use material if the SubAdvisor reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The SubAdvisor's right to object to such materials is limited to the portions of such materials that expressly relate to the SubAdvisor, its services and its clients. The Advisor agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the SubAdvisor or its clients in any way are consistent with those materials previously approved by the SubAdvisor as referenced in the first sentence of this paragraph. Sales literature may be furnished to the SubAdvisor by first-class or overnight mail, facsimile transmission equipment or hand delivery.

13. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Notices. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:


To Advisor at:

       Union Bank of California, N.A.
       530 "B" Street
       San Diego, CA  92101

       Attention:  Clark Gates, Senior Vice President



To the SubAdvisor at:

       BOT Asset Management (UK), Ltd.
       12-15 Finsbury Circus
       London, EC2M 7BT
       England

       Attention:  James Wignall, Company Secretary

To the Trust or the Fund at:

       Stepstone Funds
       680 East Swedesford Road
       Wayne, Pennsylvania  19087

       Attention:  Legal Department


15. Change of Law. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. if any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

The name "Stepstone Funds" and "Trustees of the Stepstone Funds" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of the Trust, to which reference is hereby made and copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Stepstone Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Funds must look solely to the assets of the Trust belonging to such Funds for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.



                         UNION BANK OF CALIFORNIA, N.A.



                         By:
                            ---------------------------------

                         Name:
                              -------------------------------

                         Title:
                               ------------------------------

                         BOT ASSET MANAGEMENT (UK), LIMITED



                         By:
                            ---------------------------------

                         Name:
                              -------------------------------

                         Title:
                               ------------------------------

                                   SCHEDULE A




            STEPSTONE INTERNATIONAL EQUITY FUND
            Advisory Fee:     95 b.p.  (will waive 20 b.p.)
            Subadvisory Fee:  30 b.p.

                                   SCHEDULE B
                        SUBADVISOR PERFORMANCE STANDARDS



       1. Outperform the Morgan Stanley Capital International (MSCI) European Index.

                                STEPSTONE FUNDS
                                 BALANCED FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Balanced Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.

                        For       Against            Abstain
                    ----      ----               ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996           --------------------------------
      -----------------                 Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                         CALIFORNIA TAX-FREE BOND FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the California Tax-Free Bond Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996           --------------------------------
      ----------------                  Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the California Tax-Free Money Market Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                               GROWTH EQUITY FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Growth Equity Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                          INTERMEDIATE-TERM BOND FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Intermediate-Term Bond Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)




PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                        LIMITED MATURITY GOVERNMENT FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Limited Maturity Government Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                               MONEY MARKET FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Money Market Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                           TREASURY MONEY MARKET FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Treasury Money Market Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                              VALUE MOMENTUM FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Value Momentum Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

     Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                           INTERNATIONAL EQUITY FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Equity Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

I. Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----

II. To Approve the selection of BOT Asset Management (U.K.), Limited ("BTAM") or its successor as the sub-adviser to a portion of the assets of the Fund, and to approve the new sub-advisory agreement between BTAM or its successor and UBOC, on behalf of the Fund.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                             BLUE CHIP GROWTH FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Blue Chip Growth Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

I. Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----

II. To Approve the selection of The Bank of Tokyo Trust Company ("BOTT") or its successor as the sub-adviser to the Fund, and to approve the new sub-advisory agreement between BOTT or its successor and UBOC, on behalf of the Fund.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                              EMERGING GROWTH FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Emerging Growth Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

I. Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.


                        For       Against            Abstain
                    ----      ----               ----

II. To Approve the selection of The Bank of Tokyo Trust Company ("BOTT") or its successor as the sub-adviser to the Fund, and to approve the new sub-advisory agreement between BOTT or its successor and UBOC, on behalf of the Fund.


                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                           GOVERNMENT SECURITIES FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Government Securities Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

I. Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.

                        For       Against            Abstain
                    ----      ----               ----

II. To Approve the selection of The Bank of Tokyo Trust Company ("BOTT") or its successor as the sub-adviser to the Fund, and to approve the new sub-advisory agreement between BOTT or its successor and UBOC, on behalf of the Fund.

                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                                STEPSTONE FUNDS
                          CONVERTIBLE SECURITIES FUND
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 7, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Convertible Securities Fund (the "Fund") of Stepstone Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Thursday, March 7, 1996, at 10:00 a.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

I. Approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to the Fund, and to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and UBOC.

                        For       Against            Abstain
                    ----      ----               ----

II. To Approve the selection of The Bank of Tokyo Trust Company ("BOTT") or its successor as the sub-adviser to the Fund, and to approve the new sub-advisory agreement between BOTT or its successor and UBOC, on behalf of the Fund.

                        For       Against            Abstain
                    ----      ----               ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996
      -----------------                 --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.